MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to present this report for the six months ended December 31, 1998, a period that was a strong one for our fund family. While the volatility can be disconcerting, historically it has also presented investors with opportunities, and that was certainly the case this time as well.

As the period opened, aftershocks from the turmoil in Asia were reaching our shores, and signs that our economy was slowing were beginning to appear. Then, in August, the Russian economic collapse triggered the implosion of a highly leveraged private hedge fund, Long Term Capital Management. Liquidity evaporated, and markets worldwide fell sharply.

In the United States, the correction was swift and severe and created a two-tier market. Having been in a correction since early April, most smaller and mid-cap stocks lost another 30%. The biggest and best-known names, in comparison, dropped some 19% to 20%. In the bond markets, investors fled to U.S. Treasury securities, and as a result, all other fixed-income securities faltered.

THE MARKETS REBOUND

Many of the situations that triggered the decline had eased somewhat by late September. Citing a desire to cushion the U.S. economy against weakness abroad and to sustain growth domestically, the Federal Reserve Board (Fed) rose to the rescue and made the first of three cuts in short-term interest rates. Also, a group of investment banks, encouraged by the Fed, moved to provide Long Term Capital Management with the capital to gradually unwind its positions. Finally, in other markets worldwide, governments indicated a willingness to make structural economic reforms. As a result, liquidity began to trickle back into the markets.

As the dust settled, investors took note of the U.S. economy's impressive strength in the face of the global dislocation. Corporate earnings were sliding, but the underpinnings of the economy were unchanged. Interest rates were low; unemployment was at the lowest levels in over 25 years; and while the economy was not growing at a torrid pace, it was still growing. Seeing a relatively stable environment ahead, investors grew positive once again, and the markets rebounded throughout the fall.

STOCKS: CAUTIOUSLY OPTIMISTIC

In the stock market, the move upward in the fall was a powerful one, and broader than earlier in the year. Very simply, in the wake of the correction, the valuations of many smaller and mid-capitalization stocks were so attractive that they could not be ignored. As the year drew to a close, however, investor sentiment continued to favor the biggest and best-known names, and herein lies our concern for the market in the near-term.

Over the past several years, while earnings have increased at a record pace, stock prices have increased even faster. But earnings are now expected to soften. Despite widespread acknowledgment of this, lower numbers may disappoint investors used to seeing their expectations regularly exceeded. Consequently, we expect the marketplace to be rather volatile in the months ahead.

BONDS: CALMER SEAS AHEAD

Having been more volatile in the second half of 1998 than they were in the entire previous decade, the fixed-income markets also stabilized and rebounded in the fall. Going forward, we expect that the environment in the U.S. bond market should continue to improve. With nonexistent inflation and a stable, albeit slower, economy, we anticipate that interest rates should continue to move downward in 1999. Spreads should continue to move to more "normal" levels. As a result, we believe the
--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

months ahead will be good ones for fixed-income investors. While excitement may be in shorter supply, real yields over inflation are now providing, and in our view should continue to provide, a nice return.

THE LONG-TERM OUTLOOK

Looking out longer term, we believe it is clear that world demand may begin slowing. The decline will be primarily in manufacturing demand--and the United States is now a service-oriented economy. Consequently, we believe it is unlikely that we will suffer any severe or deep recession due to current problems overseas in the coming year. Of course, given the environment worldwide, a mild recession is a possibility, though a somewhat remote one. The U.S. banking system is in its strongest shape in decades. The Federal Reserve still has plenty of room to lower interest rates. Also, given the current situation, our economy has little competition from poorer performing economies overseas.

Consequently, we are optimistic about the long-term prospects for both stocks and bonds. The stable, low interest rate, and low inflation environment we see ahead has proven in the past to be very favorable for the financial markets. Moreover, as the baby boomer generation moves ever closer to retirement, the demand for equities and fixed-income investments can only grow stronger.

IN CLOSING...

In the pages that follow, you will find detailed financial information and a schedule of investments for each of our Funds. This report also includes interviews with our Fund managers outlining Fund performance over the past six months and expectations for the future. We urge you to read this material.

Finally, we thank you for your continued confidence in the 1st Source Monogram family of funds. As always, we will continue to seek investment opportunities that may help you meet your long-term goals, while monitoring investment risk. If you have any questions or require any assistance, please do not hesitate to contact your account representative or to call the Funds direct at 1-800-766-8938.

Sincerely,

Ralph C. Shive, CFA
Pascal M. "Pat" Romano, CFA

Brian A. Bythrow

NOTICE TO SHAREHOLDERS
PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:
                           - YOUR PRINCIPAL IS AT RISK
                           - NOT AN OBLIGATION OF 1ST SOURCE BANK
                           - NO FDIC COVERAGE
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME EQUITY FUND
 RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. Over the course of the six months ended
    December 31, 1998, the Fund's total return was -2.11% (without sales load).+ In comparison, the Russell 1000 Value Index(1) produced a total return of 3.10%, and the Lipper Equity Income Average(2) returned 1.80%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Clearly, the volatility that resulted from events in Asia and in our own market had an impact on the Fund's performance. Throughout the period, investors favored larger cap stocks, not because their fundamentals were necessarily any stronger than the smaller cap stocks, but simply because they were perceived to have higher liquidity and less risk. As a result, most smaller and mid-cap issues lagged the averages--and those with a value-orientation suffered the most. Among the sectors that were the hardest hit were those tied to the turmoil of the bond market. As a result, the performance of the Fund's holdings in REITs (real estate investment trusts) and insurance were disappointing. In spite of the environment, however, several of the Fund's positions performed extremely well. In telecommunications, Frontier Corp. (1.9% of the Fund's portfolio), a long-distance data communication provider, and Montana Power (2.5%), owner of a fiber-optic network, also made solid contributions to performance. On the consumer side, Bausch & Lomb (1.3%), Bristol-Myers Squibb Co. (2.1%) and Abbott Labs (2.5%) were strong performers.*

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?

 A. As the stock prices of the large caps went higher, so did their price-to-earnings (P/E) ratios--and with this, many issues outside the "Nifty Fifty" grew even more attractive on a relative basis. Throughout October, we reemployed the cash reserves that had been built up during the August correction and invested in what we believed were the most compelling of these situations. Browning Ferris (1.5%) and Sherwin Williams (0.9%) are both stable consumer names that we added to the portfolio. Also, positions were added in both A.G. Edwards (1.1%) and Paine Webber (1.1%), the brokerage stocks we believed were extremely oversold during the period.*

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT'S YOUR MARKET OUTLOOK FOR THE NEXT SIX MONTHS?

 A. Certainly, events in the global marketplace will have an impact, but there is no reason to believe that the United States will not remain the world's stalwart. Of concern are the high price levels of stocks as earnings are slowing. The market may be rather volatile while investors digest this situation. At the same time, the U.S. capitalist system is the most creative in the world--and just as they have in the past, U.S. corporations now produce value and, in our view, will continue to do so. The long-term prospects remain very bright.

    Consequently, while we will approach the market cautiously in the short term, we are optimistic. Now, we believe, is a time of very real opportunity for those who seek investments that offer a combination of income and growth at a reasonable price. As always, however, in the search for these investments, we will maintain our quality standards will, continue to and maintain a well-diversified portfolio in order to reduce risk for our shareholders.

+ With the maximum sales load of 5.00%, the six-month return would have been -6.99%.

(1) The Russell 1000 Value Index is an unmanaged index that contains 1,000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price/earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

(2) The Lipper Equity Income Average consists of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

DIVERSIFIED EQUITY FUND

The Diversified Equity Fund is a multi-style, multi-manager portfolio with three subadvisors representing the sector-rotation, value and growth styles. The following interview is with portfolio managers John Truschel of Standish, Ayer & Wood (sector-rotation), Robert Marcin of Miller Anderson & Sherrerd LLP (value) and Bob Takazawa of Loomis Sayles & Company LP (growth).

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the six-month period ended December 31, 1998, the Fund's total return was -0.41% (without sales load)+. Over the same time period, the S&P 500 Stock Index(1) produced a total return of 9.36%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. John Truschel, Standish, Ayer & Wood:
    The market's powerful rebound throughout the fall was broader than its advance earlier in the year. Nonetheless, the largest gains were concentrated among the largest capitalization stocks. While the stocks of smaller companies with fundamentals just as strong and reasonably priced did advance, they lagged the large-caps due to neglect more than anything else. Ironically, the vast majority of these issues have far less exposure, if any at all, to events overseas than do the larger capitalization issues currently dominating the market's attention.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    Investors fled to the biggest and best-known names in the market in the second half of the year--regardless of price-to-earnings (P/E) ratios. As a result, the low P/E style of investing did rather poorly over the course of the period. At the same time, however, several mega-cap stocks qualified for investment and were purchased by the Fund. Among the group were IBM (0.79% of the Fund's portfolio) and Ford (0.79%). Both posted very strong returns for the period. Outstanding as their performance was, however, it could not compensate for the underperformance of virtually all others outside the "Nifty Fifty."*

 A. Bob Takazawa, Loomis Sayles & Company:
    Disconcerted by the risks of recession, deflation and the credit crunch in the third quarter, investors sold high-growth, nondefensive mid-cap stocks. In the fourth quarter, however, these fears had eased as governments worldwide--including our own Federal Reserve--lowered interest rates, which helped to stabilize the environment. The market rebounded, and this time, the advance was broader than it had been earlier in the year. As a result, while our holdings underperformed in the third quarter, they did extremely well in the fourth quarter as investors became less risk averse.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?

 A. John Truschel, Standish, Ayer & Wood:
    While activity in the large-cap sector monopolized investors' attention during the period, other sectors presented real opportunity. When the market rebounded in early November and December, we took advantage of the environment and realigned the portfolio. Stocks of fast-growing companies with unrealistically high P/E ratios were eliminated in favor of more reasonably priced stocks from companies with strong momentum and solid long-term prospects.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    As always, we looked for companies with solid earnings growth, strong fundamentals and cheap valuations. In the environment of the period, however, this strategy was out of style. Moreover, it had been out of style for some time. As a result, many smaller and mid-cap

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

    stocks were at very attractive valuations prior to the August downdraft, and they only grew more so as the market dropped. Throughout the fall, we capitalized on many of these opportunities. Positions were added or strengthened in many smaller and mid-cap companies that we believe will do well in the year ahead.

 A. Bob Takazawa, Loomis Sayles & Company:
    Because nothing had changed with regard to the fundamental strength of our holdings, we stood pat as the market moved downward in August and September. In addition, believing that this was just a temporary interruption in the market's growth, we took advantage of the opportunity to add positions in the technology sector--a group that was particularly hard hit in the dog days of the decline. As a result, we were overweighted in technology throughout the fall--and benefited handsomely as these stocks rebounded and moved higher.

Q. WHAT'S YOUR OUTLOOK FOR THE SIX MONTHS AHEAD?
 A. John Truschel, Standish, Ayer & Wood:
    Given the current valuations of large-cap issues, we could see a relative bear market in some of these stocks in the months ahead; however, we remain optimistic about other sectors of the market. Many of these stocks remain reasonably priced, and this is where we believe investors will turn when market sentiment inevitably changes. At the same time, we expect that when it does change, returns are far more likely to be closer to long-term averages rather than the "irrational exuberant" returns the large-caps produced over the past year.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    As we begin 1999, the relative discount in the low P/E sector of the marketplace is the lowest it has been in decades. Eventually, as I said earlier, we believe market sentiment will shift. Of course, no one can precisely predict when this will happen, but as earnings slow in the coming months, we may see the shift sooner rather than later. At that point, we expect to see a fairly dramatic rotation. Moreover, when investors focus on this sector, we believe they will find a number of fundamentally sound companies. As a result, we are optimistic about the prospects for the low P/E sector of the market and for our holdings, in particular, going forward.

 A. Bob Takazawa, Loomis Sayles & Company:
    Looking ahead, we expect to see the stock market's growth continue to broaden, due primarily to interest rate cuts worldwide. While demand has weakened in Asia, Latin America and even Europe of late, these cuts should spark a rebound and help the earnings of high-growth companies. Given their current valuations, these stocks in general have the potential to do very well in the coming months. Specifically, we are optimistic about the prospects for high-growth companies in the oil services and telecommunication sectors. Contrary to current wisdom, we expect telecom spending to be just as strong in 1999 as it was in 1998. In the oil services arena, a stronger Asia should lead to an increase in demand and, hence, in oil prices. Under pressure for much of the past year, the services sector is an area we expect to see advance significantly.

+ With the maximum sales charge of 5.00%, the Fund's six-month return for the period would have been -5.39%.

(1) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

SPECIAL EQUITY FUND+
 BRIAN A. BYTHROW

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. Over the course of the period, investors' sentiments favored larger capitalization issues--and smaller-cap stocks suffered from neglect. As a result, for the six months ended December 31, 1998, the Russell 2000 Index(1) lost 7.12%. In comparison, our portfolio did extremely well. For the period, the Fund generated a total return of 2.52% (without sales load).++

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. As had been the case earlier in the year, investors' attentions were focused on the very biggest and best-known names throughout much of this period. Perceived to be "safe" and "liquid," these stocks soared as events unfolded in Asia and Russia, and as our own economy showed signs of weakening. By July, it appeared to us that this segment of the market was extremely overvalued, and any turmoil here would lead to greater turmoil in the marketplace as a whole. At that point, we increased the Fund's cash position by selling off several of its riskier holdings. As a result, when the market did correct in August, the Fund suffered far less than many others. Also, this put us in position to capitalize on many of the opportunities the correction left in its wake in the small-cap sector.

Q. WHAT TYPES OF STOCKS WERE ADDED TO THE PORTFOLIO?
 A. Primarily, we added small-cap stocks available at low valuations. Keep in mind that the average Nasdaq stock had not kept pace with the advance of the larger cap issues earlier in the year--and then, in the correction, such stocks lost on average another 30% of their value. Taking advantage of this opportunity, we added a number of semi-conductor companies to the portfolio in late September. All went on to post gains of over 50% through the end of the period. We also increased our position in Ames Department Stores (2.0%) and Brightpoint (3.4%), a cellular phone distributor. Both securities doubled in size during the fourth quarter. Finally, many of the portfolio's holdings recovered some 20% to 30% of their July valuations by the end of the period.*

Q. WHAT SECTORS ACCOUNTED FOR THE STRENGTH OF THE COMEBACK?
 A. Very simply, when all was said and done, the portfolio was heavily weighted in health-care, technology and consumer stocks--the sectors that took the hardest hits in August and early September. While all finished 1998 on a strong note, and there were standout performers in each, none of these sectors by the year's end had made up all the ground lost.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR SMALL CAPS IN THE SIX MONTHS AHEAD?
 A. Despite the gains of the past several months, small-cap stocks are still, in general, undervalued relative to the valuations of larger cap stocks. Also, unlike the larger caps, many of these companies will see earnings growth in the coming year. At the moment, however, this sector of the market is still overlooked, and the few investors who do take a look tend to have a "rent-a-stock" mentality, e.g., they seek to turn over positions for quick gains.

    We believe the large-cap issues will not, however, reign supreme forever. It is our belief that at some point the small caps will become too attractive to ignore. In short, the question now is not "if" but "when"--and "when" is impossible to predict precisely. But, having taken full advantage of the opportunities the market's correction presented, and by strengthening our holdings in sound companies with solid prospects for above-average growth, we believe the Fund is very well positioned for that day when it does arrive.

+ Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

++ With the maximum sales charge of 5.00%, the Fund's return for the six-month period would have been -2.63%.

(1) The Russell 2000 Index is an unmanaged index that generally represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME FUND
 PASCAL M. "PAT" ROMANO, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the six months ended December 31, 1998, the Fund's total return was 3.95% (without the sales load).+ In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index(1) produced a total return of 4.80%. Keep in mind, however, that this index tracks the performance of intermediate bonds over a wide quality range. The Fund invests only in securities rated "A" or better.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Without question, the environment in the fixed-income markets over this period was more volatile than it had been in decades. Worried about the stability of markets abroad, the situation with Long Term Capital Management here in the United States, and the fact that our economy was slowing, investors sought quality and safety--and stormed into Treasuries in late summer. Spreads widened between these and virtually all other fixed-income securities and then widened further as hedge funds had to liquidate their positions to survive.

    The Fed eased rates in early September to accommodate this unwinding. As a result, liquidity, which had all but evaporated in August, was restored. By the period's end, after additional Fed rate decreases, the environment was more stable, and spreads were returning to more "normal" positions. Nonetheless, the period was a rough one for all but the most conservative fixed-income investors.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. Given the rather volatile environment, the Fund was lightly weighted in corporate securities as the period began. Moreover, as always, holdings were focused on higher quality securities. Consequently, the Fund did suffer as liquidity dried up, but the impact was somewhat muted. As the market rebounded in the fall, we remained cautious. Resisting the temptation to chase technical factors, we did not actively trade in the market. Due to this conservative stance, the Fund fell slightly short of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. Nevertheless, given the circumstances, we feel that caution was well warranted.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A. Going forward, we expect that the environment should continue to improve. Inflationary pressures are nonexistent, and interest rates are low. While our economy's growth is slowing, we believe this is a deceleration rather than the beginning of a decline. But, if this is, in fact, a decline, the Federal Reserve still has plenty of room to lower rates in the months ahead.

    As a result, we are optimistic about the prospects for the fixed-income markets. Of course, at any point, an extraneous event domestically or globally could trigger another round of volatility. With that caveat, we expect the marketplace to be less exciting going forward than it has been recently. And, given a quieter environment, we expect to focus more on coupon and interest payments than on capital gains in the coming months.

+ With the maximum sales charge of 4.00%, the Fund's six-month return for the period would have been -0.20%.

(1) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 12

                            Statements of Operations
                                    PAGE 13

                      Statements of Changes in Net Assets
                                    PAGE 14

                       Schedules of Portfolio Investments
                                    PAGE 16

                         Notes to Financial Statements
                                    PAGE 28

                              Financial Highlights
                                    PAGE 34

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                    INCOME       DIVERSIFIED      SPECIAL
                                                    EQUITY         EQUITY         EQUITY         INCOME
                                                     FUND           FUND           FUND           FUND
                                                  -----------    -----------    -----------    -----------
                    ASSETS:
Investments, at value (cost $40,272,532;
  $79,514,638; $26,531,448; and $63,870,233,
  respectively).................................  $44,430,290    $91,068,461    $28,383,477    $64,201,611
Repurchase agreements (cost $5,934,043;
  $561,117; $4,510,724; and $963,877,
  respectively).................................    5,934,043        561,117      4,510,724        963,877
                                                  -----------    -----------    -----------    -----------
      Total Investments.........................   50,364,333     91,629,578     32,894,201     65,165,488
Interest and dividends receivable...............      111,210         87,238        993,597        923,899
Unamortized organization costs..................        7,088         12,078          6,762         10,177
Prepaid expenses and other assets...............        4,790          4,093          1,095          4,671
                                                  -----------    -----------    -----------    -----------
      Total Assets..............................   50,487,421     91,732,987     33,895,655     66,104,235
                                                  -----------    -----------    -----------    -----------
                  LIABILITIES:
Payable for investments purchased...............           --         79,499      1,251,270             --
Accrued expenses and other payables:
    Investment advisory fees....................       33,034         73,742         20,481         30,559
    Administration fees.........................        1,062          1,895            686          1,432
    Other.......................................       21,868         36,351         20,589         28,232
                                                  -----------    -----------    -----------    -----------
    Total Liabilities...........................       55,964        191,487      1,293,026         60,223
                                                  -----------    -----------    -----------    -----------
                  NET ASSETS:
Capital.........................................   45,701,993     73,665,081     30,372,364     65,900,377
Undistributed (distributions in excess of) net
  investment income.............................       23,884        (85,450)        (4,075)         7,637
Net unrealized appreciation (depreciation) on
  investments...................................    4,157,758     11,553,823      1,852,029        331,378
Accumulated undistributed net realized gains
  (losses) on investment transactions...........      547,822      6,408,046        382,311       (195,380)
                                                  -----------    -----------    -----------    -----------
    Net Assets..................................  $50,431,457    $91,541,500    $32,602,629    $66,044,012
                                                  ===========    ===========    ===========    ===========
Outstanding units of beneficial interest
  (shares)......................................    4,665,625      8,113,066      3,307,395      6,466,220
                                                  ===========    ===========    ===========    ===========
Net asset value -- redemption price per share...  $     10.81    $     11.28    $      9.86    $     10.21
                                                  ===========    ===========    ===========    ===========
Maximum Sales Charge............................        5.00%          5.00%          5.00%          4.00%
                                                  ===========    ===========    ===========    ===========
Maximum Offering Price (NAV/(1-Maximum Sales
  Charge) of net asset value adjusted to nearest
  cent) per share...............................  $     11.38    $     11.87    $     10.38    $     10.64
                                                  ===========    ===========    ===========    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                          INCOME       DIVERSIFIED       SPECIAL
                                          EQUITY          EQUITY         EQUITY         INCOME
                                           FUND            FUND           FUND           FUND
                                        -----------    ------------    -----------    ----------
INVESTMENT INCOME:
Interest income.......................  $   248,642    $    104,092    $   191,143    $2,001,681
Dividend income.......................      658,533         440,901         28,745            --
                                        -----------    ------------    -----------    ----------
  Total Income........................      907,175         544,993        219,888     2,001,681
                                        -----------    ------------    -----------    ----------
EXPENSES:
Investment advisory fees..............      197,673         468,321        120,511       181,388
Administration fees...................       49,419          87,949         30,128        65,959
12b-1 fees............................       61,778         109,935         37,660        82,449
Other.................................       47,872          73,532         36,300        53,908
                                        -----------    ------------    -----------    ----------
Total Expenses........................      356,742         739,737        224,599       383,704
     Less: expenses voluntarily
       reduced........................      (61,778)       (109,935)       (37,660)      (82,449)
                                        -----------    ------------    -----------    ----------
Net Expenses..........................      294,964         629,802        186,939       301,255
                                        -----------    ------------    -----------    ----------
Net Investment Income (Loss)..........      612,211         (84,809)        32,949     1,700,426
                                        -----------    ------------    -----------    ----------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on
  investment transactions.............    1,636,127      10,309,635      2,685,899       881,385
Change in unrealized appreciation/
  depreciation on investments.........   (3,519,163)    (10,866,400)    (2,024,601)      (20,424)
                                        -----------    ------------    -----------    ----------
Net realized/unrealized gains (losses)
  on investments......................   (1,883,036)       (556,765)       661,298       860,961
                                        -----------    ------------    -----------    ----------
Change in net assets resulting from
  operations..........................  $(1,270,825)   $   (641,574)   $   694,247    $2,561,387
                                        ===========    ============    ===========    ==========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           INCOME EQUITY FUND          DIVERSIFIED EQUITY FUND
                                       ---------------------------   ---------------------------
                                         FOR THE                       FOR THE
                                        SIX MONTHS      FOR YEAR      SIX MONTHS      FOR YEAR
                                          ENDED          ENDED          ENDED          ENDED
                                       DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                           1998           1998           1998           1998
                                       ------------   ------------   ------------   ------------
                                       (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss).......  $    612,211   $  1,011,118   $    (84,809)  $   (161,686)
  Net realized gains (losses) on
     investment transactions.........     1,636,127      6,789,017     10,309,635     13,166,299
  Net change in unrealized
     appreciation/depreciation on
     investments.....................    (3,519,163)      (415,826)   (10,866,400)     8,399,708
                                       ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations.........................    (1,270,825)     7,384,309       (641,574)    21,404,321
                                       ------------   ------------   ------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income.........      (644,510)      (985,708)            --             --
  From net realized gains on
     investments.....................    (5,549,465)    (5,026,674)   (13,464,080)    (9,785,732)
                                       ------------   ------------   ------------   ------------
Change in net assets from shareholder
  distributions......................    (6,193,975)    (6,012,382)   (13,464,080)    (9,785,732)
                                       ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........    11,603,307     16,097,747     13,689,132     20,560,375
  Dividends reinvested...............     5,918,530      5,820,966     13,109,770      9,643,385
  Cost of shares redeemed............   (12,075,972)   (10,035,797)   (19,234,969)   (18,728,640)
                                       ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions.......................     5,445,865     11,882,916      7,563,933     11,475,120
                                       ------------   ------------   ------------   ------------
Change in net assets.................    (2,018,935)    13,254,843     (6,541,721)    23,093,709
NET ASSETS:
  Beginning of period................    52,450,392     39,195,549     98,083,218     74,989,509
                                       ------------   ------------   ------------   ------------
  End of period......................  $ 50,431,457   $ 52,450,392   $ 91,541,497   $ 98,083,218
                                       ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.............................       976,496      1,270,185      1,105,376      1,643,723
  Reinvested.........................       552,967        497,282      1,196,147        873,495
  Redeemed...........................    (1,028,127)      (794,106)    (1,557,988)    (1,502,834)
                                       ------------   ------------   ------------   ------------
Change in shares.....................       501,336        973,361        743,535      1,014,384
                                       ============   ============   ============   ============

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SPECIAL EQUITY FUND               INCOME FUND
                                        ---------------------------   ---------------------------
                                          FOR THE                       FOR THE
                                         SIX MONTHS      FOR YEAR      SIX MONTHS      FOR YEAR
                                           ENDED          ENDED          ENDED          ENDED
                                        DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                            1998           1998           1998           1998
                                        ------------   ------------   ------------   ------------
                                        (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)........  $    32,949    $     12,948   $  1,700,426   $  3,583,038
  Net realized gains (losses) on
     investment transactions..........    2,685,899        (796,672)       881,385        725,350
  Net change in unrealized
     appreciation/depreciation on
     investments......................   (2,024,601)      1,351,263        (20,424)       461,944
                                        -----------    ------------   ------------   ------------
Change in net assets resulting from
  operations..........................      694,247         567,539      2,561,387      4,770,332
                                        -----------    ------------   ------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income..........      (38,294)        (15,078)    (1,741,269)    (3,582,178)
  From net realized gains on
     investments......................           --        (452,546)    (1,586,392)            --
                                        -----------    ------------   ------------   ------------
Change in net assets from shareholder
  distributions.......................      (38,294)       (467,624)    (3,327,661)    (3,582,178)
                                        -----------    ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.........    5,205,918      15,510,945     11,262,548     17,944,091
  Dividends reinvested................       36,604         450,173      3,193,308      3,466,908
  Cost of shares redeemed.............   (8,736,968)    (11,144,152)   (13,620,656)   (11,412,595)
                                        -----------    ------------   ------------   ------------
Change in net assets from capital
  transactions........................   (3,494,446)      4,816,966        835,200      9,998,404
                                        -----------    ------------   ------------   ------------
Change in net assets..................   (2,838,493)      4,916,881         68,926     11,186,558
NET ASSETS:
  Beginning of period.................   35,441,122      30,524,241     65,975,086     54,788,528
                                        -----------    ------------   ------------   ------------
  End of period.......................  $32,602,629    $ 35,441,122   $ 66,044,012   $ 65,975,086
                                        ===========    ============   ============   ============
SHARE TRANSACTIONS:
  Issued..............................      611,410       1,539,687      1,076,811      1,739,371
  Reinvested..........................        4,411          47,382        310,577        337,542
  Redeemed............................     (989,313)     (1,087,999)    (1,299,378)    (1,106,996)
                                        -----------    ------------   ------------   ------------
Change in shares......................     (373,492)        499,070         88,010        969,917
                                        ===========    ============   ============   ============

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (79.4%):
Automotive Parts (2.1%):
    36,000   Excel Industries, Inc. .......  $   630,000
    45,000   Simpson Industries, Inc. .....      435,938
                                             -----------
                                               1,065,938
                                             -----------
Banking (2.9%):
     9,000   National City Corp. ..........      652,500
    17,434   Union Planters Corp...........      789,978
                                             -----------
                                               1,442,478
                                             -----------
Chemicals (2.4%):
     7,000   Dow Chemical Co. .............      636,563
    21,500   Lubrizol Corp. ...............      552,281
                                             -----------
                                               1,188,844
                                             -----------
Communications Equipment (1.3%):
    18,000   Harris Corp. .................      659,250
                                             -----------
Computer Services (2.2%):
    22,000   Electronic Data Systems
               Corp. ......................    1,105,500
                                             -----------
Computers (1.6%):
    11,500   Hewlett Packard Co. ..........      785,594
                                             -----------
Consumer Goods & Services (1.4%):
    17,000   American Greetings Corp. .....      698,063
                                             -----------
Electronic Components (3.1%):
    22,600   Dallas Semiconductor Corp. ...      920,950
    19,000   Parker-Hannifin Corp. ........      622,250
                                             -----------
                                               1,543,200
                                             -----------
Environmental Services (1.5%):
    27,000   Browning-Ferris Industries,
               Inc. .......................      767,813
                                             -----------
Financial Services (4.3%):
    15,000   A.G. Edwards, Inc. ...........      558,750
    40,000   Alliance Capital Management
               -LP.........................    1,030,000
    15,000   Paine Webber Group, Inc. .....      579,375
                                             -----------
                                               2,168,125
                                             -----------
Food & Related (1.3%):
    10,600   Quaker Oats Co. ..............      630,700
                                             -----------
Forest & Paper Products (2.9%):
    10,000   Georgia Pacific Corp. ........      585,625
    17,000   Weyerhaeuser Co. .............      863,813
                                             -----------
                                               1,449,438
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Insurance (5.6%):
    22,000   Conseco, Inc. ................  $   672,375
    12,000   La Salle RE Holdings..........      261,000
     9,000   Lincoln National Corp. .......      736,312
    12,412   Saint Paul Companies, Inc. ...      431,317
    45,000   TIG Holdings, Inc. ...........      700,312
                                             -----------
                                               2,801,316
                                             -----------
Investment Companies (1.5%):
    32,100   Waddell & Reed Financial,
               Inc. .......................      760,369
                                             -----------
Machinery & Equipment (0.5%):
    32,000   AGCO Corp. ...................      252,000
                                             -----------
Medical Instruments (1.3%):
    11,000   Bausch & Lomb Inc. ...........      660,000
                                             -----------
Mining (0.4%):
    15,000   De Beers Centenary............      191,250
                                             -----------
Motor Vehicles (1.7%):
    15,000   Ford Motor Co. ...............      880,312
                                             -----------
Office Equipment & Services (1.7%):
    42,000   A.H. Belo Corp.- Series A.....      837,375
                                             -----------
Oil -- Integrated Companies (5.6%):
    12,000   Atlantic Richfield Co. .......      783,000
     7,000   Mobil Corp. ..................      609,875
    12,000   Phillips Petroleum Co. .......      511,500
    20,800   Star Gas Partners L.P. .......      313,300
    20,000   USX -- Marathon Group
               Corp. ......................      602,500
                                             -----------
                                               2,820,175
                                             -----------
Paint & Related Products (0.9%):
    15,000   Sherwin-Williams Co. .........      440,625
                                             -----------
Pharmaceuticals (6.3%):
    26,000   Abbott Laboratories...........    1,274,000
     8,000   Bristol-Myers Squibb Co. .....    1,070,500
     6,000   Merck & Co., Inc. ............      886,125
                                             -----------
                                               3,230,625
                                             -----------
Publishing (3.4%):
    31,100   Readers Digest Association....      783,331
    14,000   Tribune Co. ..................      924,000
                                             -----------
                                               1,707,331
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Real Estate Investment Trust (5.8%):
    53,000   Burnham Pacific Properties,
               Inc. .......................  $   639,312
    40,000   CAPTEC Net Lease Realty,
               Inc. .......................      500,000
    14,875   Equity Residential Property...      601,508
    12,000   Hospitality Properties
               Trust.......................      289,500
    31,000   Prentiss Properties Trust.....      691,687
    34,000   Thornburg Mortgage Asset
               Corp. ......................      259,250
                                             -----------
                                               2,981,257
                                             -----------
Retail (4.1%):
    27,000   Claires Stores, Inc. .........      553,500
    21,000   Dillards Inc., Class A........      595,875
    25,000   Long's Drug Stores, Inc. .....      937,500
                                             -----------
                                               2,086,875
                                             -----------
Steel (2.1%):
    25,000   Allegheny Teledyne, Inc. .....      510,937
    16,800   Carpenter Technology Corp. ...      570,150
                                             -----------
                                               1,081,087
                                             -----------
Telecommunications (1.9%):
    28,000   Frontier Corp. ...............      952,000
                                             -----------
Tires & Rubber Products (1.3%):
    33,000   Cooper Tire & Rubber Co. .....      674,437
                                             -----------
Tobacco (0.6%):
    10,000   RJR Nabisco Holdings Corp. ...      296,875
                                             -----------
Transportation-Air (1.5%):
    13,000   AMR Corp. Del (b).............      771,875
                                             -----------
Transportation-Misc. (1.5%):
    29,000   Ryder System, Inc. ...........      754,000
                                             -----------
Utilities-Electric (4.7%):
    13,000   American Electric Power,
               Co. ........................      611,813
    16,000   Houston Industries, Inc. .....      514,000
    22,000   Montana Power Co. ............    1,244,375
                                             -----------
                                               2,370,188
                                             -----------
             Total Common Stocks...........   40,054,915
                                             -----------
PREFERRED STOCKS (3.3%):
Computers (0.8%):
    10,000   Budget Group Capital Trust,
               6.25%, 6/15/05 (c)..........      385,000
                                             -----------
Financial Services (1.1%):
    10,000   KMart Financing Corp., 7.75%,
               6/15/16, Callable 6/17/99 @
               52.71.......................      579,375
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS, CONTINUED:
Hotels & Motels (0.6%):
    22,000   Signature Inns, Inc. .........  $   305,250
                                             -----------
Metals -- Diversified (0.4%):
     5,000   Cypress Amax Minerals Co.,
               8.00%, 12/31/49, Callable
               @12/18/99 @ 51.20...........      176,875
                                             -----------
Telecommunications (0.4%):
    17,000   Cellnet Funding LLC, 7.00%,
               6/1/10, Callable 6/1/01 @...      221,000
                                             -----------
             Total Preferred Stocks........    1,667,500
                                             -----------
CONVERTIBLE BONDS (5.4%):
Computer Software (1.0%):
   500,000   Learning Co., 5.50%, 11/1/00,
               Callable 11/1/99 @ 101.10
               (c).........................      493,125
                                             -----------
Computers (1.1%):
   600,000   Data General Corp., 6.00%,
               5/15/04, Callable 5/18/00 @
               103.43......................      563,250
                                             -----------
Industrial Goods & Services (1.7%):
   550,000   Integrated Device Technology
               5.50%, 6/1/02, Callable
               6/1/99 @ 101.38.............      376,750
   150,000   IVAX Corp. 6.50%, 11/15/01,
               Continually Callable @
               100.00......................      141,750
   450,000   Mascotech 4.50%, 12/15/03,
               Callable 12/15/99 @
               101.50......................      364,500
                                             -----------
                                                 883,000
                                             -----------
Medical -- Wholesale Drug Distribution (0.9%):
   400,000   Fuisz Technologies Ltd.,
               7.00%, 10/15/04, Callable
               10/19/00 @ 104.00 (c).......      432,500
                                             -----------
Oil & Gas Services (0.7%):
   600,000   Halter Marine, 4.50%, 9/15/04,
               Callable 9/15/00 @ 102.57...      336,000
                                             -----------
             Total Convertible Bonds.......    2,707,875
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REPURCHASE AGREEMENT (11.8%):
$5,934,043   Fifth Third Bank Repurchase
               Agreement, 12/31/98, 3.82%,
               matures 1/4/99,
               (Collateralized by
               $5,886,000, FNMA Pool
               #313004, 7.50%, 7/1/11,
               market value =
               $6,053,386).................  $ 5,934,043
                                             -----------
             Total Repurchase Agreement....    5,934,043
                                             -----------
             Total (Cost $46,206,575)
               (a).........................  $50,364,333
                                             ===========

---------

Percentages indicated are based on net assets of $50,431,457.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 8,752,079
         Unrealized depreciation.........................   (4,594,321)
                                                           -----------
         Net unrealized appreciation.....................  $ 4,157,758
                                                           ===========

(b) Represents non-income producing securities.

(c) 144A Security which is restricted as to resale to institutional investors.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (99.1%):
Advertising (0.4%):
     6,500   Omnicom Group, Inc............  $   377,000
                                             -----------
Apparel (0.8%):
    15,100   VF Corp. .....................      707,813
                                             -----------
Apparel Manufacturers (1.0%):
     7,600   Jones Apparel Group, Inc.
               (b).........................      167,675
    13,500   Liz Claiborne, Inc. ..........      426,094
     5,600   Tommy Hilfiger Corp. (b)......      336,000
                                             -----------
                                                 929,769
                                             -----------
Automotive Parts (0.8%):
     7,700   Dana Corp. ...................      314,738
     1,900   Eaton Corp. ..................      134,306
     5,800   TRW, Inc. ....................      325,887
                                             -----------
                                                 774,931
                                             -----------
Banking (7.3%):
    13,900   AmSouth Bancorporation........      634,188
     7,200   Bank One Corp. ...............      367,650
     6,500   BankAmerica Corp. ............      390,813
     4,000   BankBoston Corp. .............      155,750
     4,600   BB&T Corp. ...................      185,437
    10,400   Chase Manhattan Corp. ........      707,850
     6,400   Comerica Inc. ................      436,400
     4,600   Cullen/Frost Bankers, Inc. ...      252,425
     8,700   First Tennessee National
               Corp. ......................      331,144
    17,210   First Union Corp. ............    1,046,582
    40,100   MBNA Corp. ...................      999,994
     8,500   PNC Bank Corp. ...............      460,062
     4,400   Republic New York Corp. ......      200,475
    11,700   Wells Fargo Company...........      467,269
                                             -----------
                                               6,636,039
                                             -----------
Building -- Residential/Commercial (0.2%):
     5,900   Kaufman & Broad Home Corp. ...      169,625
                                             -----------
Building Materials (1.1%):
     4,700   Lafarge Corp. ................      190,350
    10,200   Owens Corning.................      361,463
     7,300   Southdown, Inc. ..............      432,069
                                             -----------
                                                 983,882
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Chemicals (1.5%):
    12,300   Air Products & Chemicals,
               Inc.........................  $   492,000
     2,900   FMC Corp. (b).................      162,400
     7,200   IMC Global, Inc. .............      153,900
     3,400   Morton International, Inc. ...       83,300
     9,600   Rohm & Haas Co. ..............      289,200
    11,700   W.R. Grace & Co. (b)..........      183,544
                                             -----------
                                               1,364,344
                                             -----------
Communications Equipment (0.4%):
     6,300   Symbol Technologies, Inc. ....      402,806
                                             -----------
Computer Services (1.3%):
     6,000   America Online, Inc. (b)......      960,000
     7,400   Diebold Inc. .................      264,087
                                             -----------
                                               1,224,087
                                             -----------
Computer Software (3.2%):
    16,400   Compuware Corp. (b)...........    1,281,250
     5,100   Fiserv, Inc. (b)..............      262,331
    11,800   Network Associates, Inc.
               (b).........................      781,750
    15,000   Oracle Corp. (b)..............      646,875
                                             -----------
                                               2,972,206
                                             -----------
Computers (5.2%):
     8,700   Apple Computer, Inc. (b)......      356,156
     8,000   Compaq Computer Corp. ........      335,500
    10,300   EMC Corp. (b).................      875,500
     5,400   Intel Corp. ..................      640,237
     3,900   International Business
               Machines Corp. .............      720,525
    11,300   Sun Microsystems, Inc. (b)....      967,562
     8,200   Synopsys, Inc. (b)............      444,850
    12,500   Unisys Corp. (b)..............      430,469
                                             -----------
                                               4,770,799
                                             -----------
Construction (0.3%):
     6,500   Centex Corp...................      292,906
                                             -----------
Consumer Goods & Services (0.2%):
     4,200   American Greetings Corp. .....      172,463
                                             -----------
Data Processing & Reproduction (0.5%):
    13,700   First Data Corp. .............      434,119
                                             -----------
Data Processing Services (0.5%):
     5,200   Automatic Data Processing,
               Inc. .......................      416,975
                                             -----------
Defense (0.7%):
     6,000   Cordant Technologies, Inc. ...      225,000
     4,100   United Technologies Corp. ....      445,875
                                             -----------
                                                 670,875
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Distribution Services (0.3%):
    19,400   Brightpoint, Inc. (b).........  $   266,750
                                             -----------
Diversified Products (0.3%):
    10,100   Aeroquip-Vickers, Inc. .......      302,369
                                             -----------
Electrical Equipment (0.3%):
    10,700   Arrow Electronics, Inc. (b)...      285,556
                                             -----------
Electronic Components (3.5%):
    10,900   American Power Conversion
               Corp. (b)...................      527,968
     5,400   Avnet, Inc. ..................      326,700
     9,150   Parker-Hannifin Corp. ........      299,663
    13,400   Solectron Corp. (b)...........    1,245,362
    11,050   Tektronix, Inc. ..............      332,191
     6,000   Texas Instruments, Inc. ......      513,375
                                             -----------
                                               3,245,259
                                             -----------
Engines -- Internal Combustion (0.4%):
    10,800   Cummins Engine Co., Inc. .....      383,400
                                             -----------
Financial Services (3.7%):
    11,300   AmeriCredit Corp. (b).........      156,081
    13,600   Associates First Capital
               Corp. ......................      576,299
    17,200   Fannie Mae....................    1,272,800
    10,300   MGIC Investment Corp. ........      410,069
     8,300   Paychex, Inc. ................      426,931
    13,950   Washington Mutual, Inc. ......      532,716
                                             -----------
                                               3,374,896
                                             -----------
Food & Related (2.1%):
       800   Dole Food Co., Inc. ..........       24,000
     9,800   Flowers Industries Inc. ......      234,587
     5,700   H.J. Heinz Co. ...............      322,762
    15,500   IBP, Inc. ....................      451,438
    11,600   SUPERVALU, INC................      324,800
    19,500   Universal Foods Corp. ........      535,031
                                             -----------
                                               1,892,618
                                             -----------
Foreign Agency (0.2%):
     7,000   Stewart Enterprises,
               Inc.-Class A................      173,550
                                             -----------
Forest & Paper Products (0.1%):
     4,000   Westvaco Corp. ...............      107,250
                                             -----------
Furniture & Furnishings (0.3%):
    10,400   Herman Miller, Inc. ..........      279,500
                                             -----------
Health & Personal Care (0.3%):
     9,700   HCR Manor Care, Inc. (b)......      284,938
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Healthcare Cost Containment (1.0%):
    18,200   Allegiance Corp. .............  $   848,575
     5,500   Orthodontic Centers Of
               America, Inc. (b)...........      106,906
                                             -----------
                                                 955,481
                                             -----------
Home Furnishings (0.2%):
     7,500   Furniture Brands
               International, Inc. (b).....      204,375
                                             -----------
Human Resources (0.8%):
    10,300   Interim Services, Inc. .......      240,763
    16,400   Olsten Corp. .................      120,950
     7,700   Robert Half International,
               Inc. (b)....................      344,093
                                             -----------
                                                 705,806
                                             -----------
Insurance (5.0%):
    17,800   Allstate Corp. ...............      687,524
     2,500   American General Corp. .......      195,000
     3,600   American International Group,
               Inc. .......................      347,850
     6,600   Cigna Corp. ..................      510,262
    14,500   Conseco, Inc. ................      443,156
     7,300   Everest Reinsurance Holdings,
               Inc. .......................      284,244
     6,700   Exel Ltd. ....................      502,499
     6,600   Hartford Financial Services
               Group.......................      362,175
     9,750   Old Republic International
               Corp. ......................      219,375
     1,200   Protective Life Corp. ........       47,775
     9,300   ReliaStar Financial Corp. ....      428,963
     5,700   The PMI Group, Inc. ..........      281,438
     3,150   Transatlantic Holdings,
               Inc. .......................      238,022
                                             -----------
                                               4,548,283
                                             -----------
Linen Supply & Related Items (0.4%):
     5,200   Cintas Corp. .................      366,275
                                             -----------
Machine Tools & Related Products (0.2%):
     9,200   Kennametal, Inc. .............      195,500
                                             -----------
Machine-Diversified (0.5%):
     8,700   Sundstrand Corp. .............      451,313
                                             -----------
Machinery & Equipment (1.4%):
    22,900   Case Corp. ...................      499,506
    13,000   Harnischfeger Industries,
               Inc. .......................      132,438
     9,600   Ingersoll-Rand Co. ...........      450,600
     4,600   Tecumseh Products Co., Class
               A...........................      214,475
                                             -----------
                                               1,297,019
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Manufacturing (0.6%):
     4,800   Crane Co. ....................  $   144,900
     4,500   Owens-Illinois, Inc. (b)......      137,813
     6,900   Trinity Industries, Inc. .....      265,650
                                             -----------
                                                 548,363
                                             -----------
Medical -- HMO (0.4%):
     8,400   Columbia/HCA Healthcare
               Corp. ......................      207,900
    12,640   Foundation Health Corp.- Class
               A (b).......................      150,890
                                             -----------
                                                 358,790
                                             -----------
Medical Services & Supplies (2.0%):
    49,000   HEALTHSOUTH Corp. (b).........      756,438
     5,700   Steris Corp. (b)..............      162,094
    16,300   Stryker Corp. ................      897,518
                                             -----------
                                               1,816,050
                                             -----------
Medical -- Health Management Organization (0.4%):
     8,000   United Healthcare Corp. ......      344,500
                                             -----------
Medical -- Hospitals (0.4%):
    13,800   Tenet Healthcare Corp. (b)....      362,250
                                             -----------
Medical -- Information Systems (1.1%):
    34,000   HBO & Co. ....................      975,375
                                             -----------
Medical -- Instruments/Products (2.8%):
     6,200   Beckman Coulter, Inc. ........      336,350
    13,600   Guidant Corp. ................    1,499,399
     3,100   Mallinckrodt, Inc. ...........       95,519
    10,500   Safeskin Corp. (b)............      253,313
    13,300   Sybron International Corp.
               (b).........................      361,594
                                             -----------
                                               2,546,175
                                             -----------
Medical -- Wholesale Drug Distribution (0.5%):
    12,400   Bergen Brunswig Corp.-Class
               A...........................      432,450
                                             -----------
Metal Fabrication (0.3%):
     7,200   Precision Castparts Corp. ....      318,600
                                             -----------
Motor Vehicles (1.9%):
    12,300   Ford Motor Co. ...............      721,856
    14,200   General Motors Corp. .........    1,016,188
                                             -----------
                                               1,738,044
                                             -----------
Multimedia (1.7%):
    25,000   Time Warner Inc. .............    1,551,563
                                             -----------
Office Equipment & Services (0.7%):
     5,200   Xerox Corporation.............      613,600
                                             -----------
Office Supplies & Forms (0.1%):
     3,400   Standard Register Co. ........      105,188
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Oil & Gas (3.1%):
     4,300   Ashland, Inc. ................  $   208,013
     2,300   Chevron Corp. ................      190,756
    40,700   Cooper Cameron Corp. (b)......      997,151
     6,000   Exxon Corp. ..................      438,750
    37,100   Noble Drilling Corp. (b)......      479,981
     3,500   SEACOR SMIT, Inc. (b).........      173,031
    11,100   The Coastal Corp. ............      387,806
                                             -----------
                                               2,875,488
                                             -----------
Oil & Gas -- Exploration/Production (2.7%):
    38,000   Anadarko Petroleum Corp. .....    1,173,250
     6,300   British Petroleum Co., Plc.
               (b).........................      598,500
    36,900   Cross Timbers Oil Co. ........      276,750
    22,040   Ocean Energy Inc. (b).........      139,128
    10,400   Ultramar Diamond Shamrock
               Corp. ......................      252,200
                                             -----------
                                               2,439,828
                                             -----------
Oil & Gas Drilling (0.4%):
    26,200   Nabors Industries, Inc. (b)...      355,338
                                             -----------
Oil -- Gas Services (2.1%):
    30,800   Halliburton Co. ..............      912,450
    38,100   Rowan Cos., Inc. (b)..........      381,000
    14,300   Schlumberger Ltd. ............      659,588
                                             -----------
                                               1,953,038
                                             -----------
Oil -- Integrated Companies (0.1%):
     2,900   Phillips Petroleum Co. .......      123,613
                                             -----------
Pharmaceuticals (4.3%):
     6,200   AmeriSource Health Corp.
               (b).........................      403,000
     7,200   Amgen, Inc. (b)...............      752,849
    15,100   Eli Lilly & Co. ..............    1,342,012
     9,100   Mylan Laboratories, Inc. .....      286,650
     9,800   Omnicare, Inc. ...............      340,550
     3,000   Pfizer, Inc. .................      376,313
     7,800   Schering-Plough Corp. ........      430,950
                                             -----------
                                               3,932,324
                                             -----------
Photography (0.3%):
     3,900   Eastman Kodak Co. ............      280,800
                                             -----------
Pipelines (0.5%):
    12,200   El Paso Energy Corp. .........      424,713
                                             -----------
Publishing-Newspaper (0.5%):
     8,800   Knight Ridder, Inc. ..........      449,900
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Railroad (0.1%):
     1,800   Burlington Northern Santa Fe
               Corp........................  $    60,750
                                             -----------
Real Estate Investment Trust (0.6%):
     5,100   Equity Office Properties
               Trust.......................      122,400
     6,700   Liberty Property Trust........      164,988
     8,400   Prentiss Properties Trust.....      187,425
     5,200   Starwood Hotels & Resorts
               (b).........................      117,975
                                             -----------
                                                 592,788
                                             -----------
Restaurants (1.8%):
    10,450   CKE Restaurants, Inc. ........      307,622
    24,400   Starbucks Corp. (b)...........    1,369,450
                                             -----------
                                               1,677,072
                                             -----------
Retail (8.9%):
    23,600   Bed Bath & Beyond, Inc. (b)...      805,350
    14,400   Borders Group, Inc. (b).......      359,100
    18,000   CVS Corporation...............      989,999
     8,800   Dillards Inc., Class A........      249,700
    14,000   Home Depot, Inc. .............      856,625
     7,500   Kohl's Corp. (b)..............      460,781
     5,000   Office Depot, Inc. (b)........      184,688
     6,400   Ross Stores, Inc. ............      252,000
    10,200   Safeway, Inc. (b).............      621,563
     6,600   Sears Roebuck & Co. ..........      280,500
     3,800   Tech Data Corp. (b)...........      152,950
     7,100   The Kroger Co. (b)............      429,550
    17,700   TJX Cos., Inc. ...............      513,300
    18,400   Toys "R" Us, Inc. (b).........      310,500
     9,300   Wal-Mart Stores, Inc..........      757,369
    14,700   Walgreen Co. .................      860,868
                                             -----------
                                               8,084,843
                                             -----------
Retail Automotive (0.6%):
    18,200   Navistar International Corp.
               (b).........................      518,700
                                             -----------
Savings & Loans (0.4%):
     3,500   Golden West Financial
               Corp. ......................      320,906
                                             -----------
Steel (0.4%):
     9,800   Inland Steel Industries,
               Inc. .......................      165,375
     6,800   USFreightways Corp. ..........      198,050
                                             -----------
                                                 363,425
                                             -----------
Telecommunication & Satellite (0.2%):
    14,500   DSP Communications, Inc.
               (b).........................      222,031
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Telecommunications (4.1%):
    18,900   Ascend Communications, Inc.
               (b).........................  $ 1,242,674
    18,700   Bell Atlantic Corp. ..........      991,100
    27,300   Ciena Corp. (b)...............      399,263
    20,000   Comcast Corp. ................    1,148,750
                                             -----------
                                               3,781,787
                                             -----------
Textile (0.2%):
     5,000   Springs Industries, Inc. .....      207,188
                                             -----------
Tires & Rubber Products (0.5%):
     9,300   Goodyear Tire & Rubber Co. ...      469,069
                                             -----------
Tobacco (1.6%):
    18,700   Philip Morris Cos., Inc. .....    1,000,450
    14,500   RJR Nabisco Holdings Corp. ...      430,469
                                             -----------
                                               1,430,919
                                             -----------
Transportation (0.1%):
     1,900   CNF Transportation, Inc. .....       71,369
                                             -----------
Transportation -- Air (1.1%):
    10,200   AMR Corp. Del (b).............      605,625
     3,900   Continental Airlines Class B.
               (b).........................      130,650
     5,800   Delta Air Lines, Inc. ........      301,600
                                             -----------
                                               1,037,875
                                             -----------
Utilities -- Electric (1.7%):
     3,100   Cinergy Corp. ................      106,563
    10,000   DTE Energy Co. ...............      428,749
     2,611   Duke Energy Corp. ............      167,267
     5,600   Entergy Corp. ................      174,300
     4,300   FPL Group, Inc. ..............      264,987
     4,600   GPU, Inc. ....................      203,263
     5,900   The Southern Company..........      171,469
                                             -----------
                                               1,516,598
                                             -----------
Utilities -- Telephone (3.5%):
     5,600   AT & T Corp. .................      421,400
    14,800   BellSouth Corp. ..............      738,150
     9,500   Century Telephone Enterprises,
               Inc. .......................      641,250
    19,700   MCI Worldcom, Inc. (b)........    1,413,474
                                             -----------
                                               3,214,274
                                             -----------
             Total Common Stocks...........   90,736,361
                                             -----------
DEPOSITARY RECEIPTS (0.4%):
     2,700   S & P 500 Depositary Receipt
               (b).........................      332,100
                                             -----------
             Total Depositary Receipts.....      332,100
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REPURCHASE AGREEMENT (0.6%):
$  561,117   Fifth Third Bank Repurchase
               Agreement, 12/31/98, 3.82%,
               matures 1/4/99,
               (Collateralized by $558,000
               FNMA Pool #313004, 7.50%,
               7/1/11, market value =
               $573,867)...................  $   561,117
                                             -----------
             Total Repurchase Agreement....      561,117
                                             -----------
             Total (Cost $80,075,755)
               (a).........................  $91,629,578
                                             ===========

---------

Percentages indicated are based on net assets of $91,541,500.

(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $17,868,682
         Unrealized depreciation.........................   (6,314,859)
                                                           -----------
         Net unrealized appreciation.....................  $11,553,823
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (85.4%):
Advertising (1.2%):
    10,000   Ha-Lo Industries, Inc., (b)...  $   376,250
                                             -----------
Automotive Parts (1.0%):
    13,000   Tower Automotive, Inc. (b)....      324,187
                                             -----------
Building -- Residential/Commercial (0.5%):
    15,000   Fairfield Communities, Inc.
               (b).........................      165,938
                                             -----------
Business Equipment & Services (2.2%):
    24,000   Sylvan Learning Systems, Inc.
               (b).........................      732,000
                                             -----------
Commercial Goods & Services (0.4%):
     7,500   Carey International, Inc.
               (b).........................      131,250
                                             -----------
Computer Software (13.9%):
     9,500   Aspen Technologies, Inc.
               (b).........................      137,750
    24,000   Axent Technologies, Inc.
               (b).........................      733,500
    15,000   Cambridge Technology Partners,
               Inc. (b)....................      331,875
    12,000   CBT Group PLC-ADR (b).........      178,500
    15,000   Ciber, Inc. (b)...............      419,063
     6,000   Citrix Systems, Inc. (b)......      582,374
     8,000   Keane, Inc. (b)...............      319,500
    20,000   Micromuse Inc. (b)............      390,000
    22,000   Parametric Technology
               Corporation (b).............      360,250
    15,500   Rogue Wave Software, Inc.
               (b).........................      135,625
    20,000   Smallworldwide PLC-ADR (b)....      250,000
    36,940   The Descartes Systems Group,
               Inc. (b)....................      244,112
    10,000   Wind River Systems, Inc.
               (b).........................      470,000
                                             -----------
                                               4,552,549
                                             -----------
Computers & Integrated Systems (0.9%):
    15,000   Saville Systems PLC (b).......      285,000
                                             -----------
Computers & Manufacturing Memory Devices
  (0.7%):
    16,000   Maxtor Corp. (b)..............      224,000
                                             -----------
Construction -- Engineering (1.1%):
    15,000   URS Corp. (b).................      350,625
                                             -----------
Consulting Services (0.9%):
    15,000   Hagler Bailly, Inc. (b).......      300,000
                                             -----------
Data Processing & Reproduction (1.2%):
    13,000   Analytical Surveys, Inc.
               (b).........................      400,562
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Data Processing Services (2.5%):
    20,000   Applied Graphics Technologies,
               Inc. (b)....................  $   330,000
    15,000   INSpire Insurance Solutions,
               Inc. (b)....................      275,625
    15,000   Remedy Corp. (b)..............      209,063
                                             -----------
                                                 814,688
                                             -----------
Distribution Services (3.4%):
    80,000   Brightpoint, Inc. (b).........    1,100,000
                                             -----------
Electronic Components (8.0%):
    22,000   Alliance Semiconductor
               Corporation (b).............       89,375
    64,000   Amkor Technology, Inc. (b)....      692,000
     7,500   Applied Micro Circuits Corp.
               (b).........................      254,766
    48,000   Artisan Components, Inc.
               (b).........................      255,000
    30,000   C. P. Clare Corp. (b).........      153,750
    10,000   Celestica, Inc. (b)...........      246,875
     7,500   Level One Communications, Inc.
               (b).........................      266,250
    10,000   MIPS Technologies, Inc. (b)...      320,000
    15,000   National Semiconductor Corp.
               (b).........................      202,500
     8,000   Unitrode Corp. (b)............      140,000
                                             -----------
                                               2,620,516
                                             -----------
Environmental Services (2.2%):
    45,000   Stericycle, Inc. (b)..........      725,625
                                             -----------
Financial Services (2.4%):
    10,000   CMAC Investment Corp..........      459,375
    21,000   Franchise Mortgage Acceptance
               Co. (b).....................      162,750
     3,700   NCO Group, Inc. (b)...........      166,500
                                             -----------
                                                 788,625
                                             -----------
Food & Related (2.4%):
     9,000   Michael Foods, Inc............      270,000
    10,000   Suiza Foods Corp. (b).........      509,375
                                             -----------
                                                 779,375
                                             -----------
Health & Personal Care (4.7%):
    25,000   Capital Senior Living Corp.
               (b).........................      348,437
    20,000   CareMatrix Corporation (b)....      612,500
    19,000   HCR Manor Care, Inc. (b)......      558,125
                                             -----------
                                               1,519,062
                                             -----------
Healthcare Cost Containment (1.8%):
    30,000   Orthodontic Centers Of
               America, Inc. (b)...........      583,125
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Household -- General Products (0.9%):
    28,000   Home Products International,
               Inc. (b)....................  $   278,250
                                             -----------
Human Resources (0.9%):
    12,000   Metamor Worldwide, Inc. (b)...      300,000
                                             -----------
Insurance (1.3%):
     8,000   Nationwide Financial Services,
               Inc.........................      413,500
                                             -----------
Internet Software & Services (0.5%):
     5,000   Broadvision, Inc. (b).........      160,000
                                             -----------
Investment Companies (1.1%):
    15,000   Tele-Communications TCI
               Ventures Group (b)..........      353,438
                                             -----------
Medical Services & Supplies (1.9%):
    40,000   HEALTHSOUTH Corp. (b).........      617,500
                                             -----------
Medical -- Imaging Systems (3.0%):
     7,500   Schick Technologies, Inc.
               (b).........................       75,937
    30,000   Total Renal Care Holdings
               (b).........................      886,875
                                             -----------
                                                 962,812
                                             -----------
Medical -- Instruments/Products (4.8%):
     7,500   Arterial Vascular Engineering,
               Inc. (b)....................      393,750
    25,000   ESC Medical Systems, Ltd.
               (b).........................      262,500
    20,000   Henry Schein, Inc. (b)........      895,000
                                             -----------
                                               1,551,250
                                             -----------
Networking Software (2.7%):
    20,000   Apex PC Solutions, Inc. (b)...      577,500
    10,000   Newbridge Networks Corp.
               (b).........................      303,750
                                             -----------
                                                 881,250
                                             -----------
Office Equipment & Services (0.7%):
    30,000   Splash Technologies Holdings,
               Inc. (b)....................      223,125
                                             -----------
Pharmaceuticals (4.6%):
    20,000   King Pharmaceuticals, Inc.
               (b).........................      522,500
    20,000   Omnicare, Inc.................      695,000
    20,000   Schein Pharmaceutical, Inc.
               (b).........................      291,250
                                             -----------
                                               1,508,750
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Recreation Centers (1.1%):
    15,000   Bally Total Fitness Holding
               Corp. (b)...................  $   373,125
                                             -----------
Retail (4.8%):
    24,000   Ames Department Stores, Inc.
               (b).........................      648,000
    15,000   Eagle Hardware & Garden, Inc.
               (b).........................      487,500
     4,000   Micro Warehouse, Inc., (b)....      135,250
     7,500   Regis Corp....................      300,000
                                             -----------
                                               1,570,750
                                             -----------
Savings & Loans (1.2%):
    10,550   ITLA Capital Corp. (b)........      159,569
    12,000   Peoples Heritage Bancorp......      240,000
                                             -----------
                                                 399,569
                                             -----------
Telecommunication & Satellite (1.1%):
     6,500   Gilat Satellite Networks Ltd.
               (b).........................      358,312
                                             -----------
Textile-Products (0.9%):
    24,000   Dan River, Inc. (b)...........      282,000
                                             -----------
Transportation-Air (0.8%):
     8,000   Comair Holdings, Inc..........      270,000
                                             -----------
Utilities-Telephone (1.7%):
    11,000   Qwest Communications
               International, Inc.(b)......      550,000
                                             -----------
             Total Common Stocks...........   27,827,008
                                             -----------
DEPOSITARY RECEIPTS (1.7%):
     4,500   S & P 500 Depositary Receipt
               (b).........................      553,500
                                             -----------
             Total Depositary Receipts.....      553,500
                                             -----------
WARRANTS (0.0%):
     5,000   Alza Corp. (b)................        2,969
                                             -----------
             Total Warrants................        2,969
                                             -----------

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REPURCHASE AGREEMENT (13.8%):
$4,510,724   Fifth Third Bank Repurchase
               Agreement, 12/31/98, 3.82%,
               matures 1/4/99,
               (Collateralized by
               $4,474,000 FNMA Pool #
               313004, 7.50%, 7/1/11,
               market value =
               $4,601,231).................  $ 4,510,724
                                             -----------
             Total Repurchase Agreement....    4,510,724
                                             -----------
             Total (Cost $31,042,172)
               (a).........................  $32,894,201
                                             ===========

---------

Percentages indicated are based on net assets of $32,602,629.

(a) Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 4,293,739
         Unrealized depreciation.........................   (2,441,710)
                                                           -----------
         Net unrealized appreciation.....................  $ 1,852,029
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMERCIAL PAPER (4.7%):
Automotive (4.7%):
 3,000,000   General Motors Acceptance
               Corp., 6.88%, 7/15/01.......  $ 3,091,113
                                             -----------
             Total Commercial Paper........    3,091,113
                                             -----------
CORPORATE BONDS (9.3%):
Financial Services (9.3%):
 3,000,000   American General Finance
               Corp., 6.25%, 12/18/02......    3,058,290
 3,000,000   Bear Stearns Co., 6.70%,
               8/1/03......................    3,078,786
                                             -----------
             Total Corporate Bonds.........    6,137,076
                                             -----------
U.S. TREASURY OBLIGATIONS (45.6%):
 3,000,000   6.75%, 4/30/00................    3,078,750
 6,000,000   7.50%, 11/15/01...............    6,448,128
 7,000,000   6.25%, 8/31/02................    7,356,566
 4,000,000   7.25%, 5/15/04................    4,482,500
 4,000,000   6.50%, 5/15/05................    4,383,752
 4,000,000   6.13%, 8/15/07................    4,371,252
                                             -----------
             Total U.S. Treasury
               Obligations.................   30,120,948
                                             -----------
U.S. GOVERNMENT AGENCIES (37.6%):
Fannie Mae (26.4%):
 3,000,000   6.16%, 5/8/03, Callable 5/8/00
               @ 100.......................    3,034,371
 4,000,000   6.09%, 8/13/03, Callable
               8/13/99 @ 100...............    4,018,156

PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Fannie Mae, continued:
 3,000,000   6.95%, 11/13/06, Callable
               11/13/01 @ 100..............  $ 3,123,252
 4,000,000   6.00%, 5/15/08................    4,220,688
 3,000,000   6.68%, 5/15/08, Callable
               5/15/00 @ 100...............    3,055,599
                                             -----------
                                              17,452,066
                                             -----------
Freddie Mac (4.8%):
 3,000,000   6.24%, 10/6/04................    3,152,820
                                             -----------
Tennessee Valley Authority (6.4%):
 4,000,000   6.38%, 6/15/05................    4,247,588
                                             -----------
             Total U.S. Government
               Agencies....................   24,852,474
                                             -----------
REPURCHASE AGREEMENT (1.5%):
$  963,877   Fifth Third Bank Repurchase
               Agreement, 12/31/98, 3.82%,
               matures 1/4/99,
               (Collateralized by $956,000
               FNMA, 7.50%, 7/1/11, market
               value -- $983,186)..........  $   963,877
                                             -----------
             Total Repurchase Agreement....      963,877
                                             -----------
             Total (Cost $64,834,110)
               (a).........................  $65,165,488
                                             ===========

---------

Percentages indicated are based on net assets of $66,044,012.

(a) Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 479,925
         Unrealized depreciation.........................   (148,547)
                                                           ---------
         Net Unrealized appreciation.....................  $ 331,378
                                                           =========

                       See notes to financial statements.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Group offers shares of a number of different series, the following series for which 1st Source Bank serves as investment adviser: the 1st Source Monogram Income Equity Fund, the 1st Source Monogram Diversified Equity Fund, the 1st Source Monogram Special Equity Fund, and the 1st Source Monogram Income Fund, (collectively, the "Funds" and individually, a "Fund"). On October 24, 1998, the 1st Source Monogram Funds were reorganized and moved from The Sessions Group to The Coventry Group.

     The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objective of the Income Fund is current income consistent with preservation of capital.

     The Group is authorized to issue an unlimited number of shares, which are equal units of beneficial interest with a par value of $0.01 per share. Sales of Fund shares may be made to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund, and the Income Fund are valued at their market values determined on the basis of the current available prices in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of
                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

     securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are transferred to an account of the Fund at a bank custodian.

     REVERSE REPURCHASE AGREEMENTS:

     The Funds may borrow for short-term purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times.

     DERIVATIVES:

     A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rates, futures contracts, options, and forward currency contracts. Risks of entering into such transactions include the potential inability of the dealer to meet its obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the policy of the Funds, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitations on investments in illiquid securities as set forth in the Funds' investment restrictions.

     DIVIDENDS TO SHAREHOLDERS:

     A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is generally paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is paid quarterly. Distributable net realized capital gains for each Fund, if any, are distributed at least annually.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

     Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

     These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     FEDERAL INCOME TAXES:

     It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

     EXPENSES:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended December 31, 1998, are as follows:

                                                    PURCHASES         SALES
                                                   ------------    -----------
Income Equity Fund...............................    $9,144,867    $11,413,896
Diversified Equity Fund..........................    65,137,127     65,924,121
Special Equity Fund..............................    33,128,017     32,555,955
Income Fund......................................   139,087,344    144,281,570

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Fund Services, Inc. serves the Funds as transfer agent and fund accountant.

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by BISYS to pay banks, including 1st Source Bank, broker-dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net assets, of each Fund. As of the date of this report, no such servicing agreements have been entered into by the Group with respect to the Funds.

                                   Continued

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the six months ended December 31, 1998, BISYS received $1,203 from commissions earned on sales of shares of the Funds, of which $95 was reallowed to broker/dealers affiliated with 1st Source Bank.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six months ended December 31, 1998:

                                   INCOME     DIVERSIFIED    SPECIAL
                                   EQUITY       EQUITY       EQUITY     INCOME
                                    FUND         FUND         FUND       FUND
                                   -------    -----------    -------    -------
    INVESTMENT ADVISORY:
    Annual fee before voluntary
      fee reductions (percentage
      of average net assets).....      .80%         .99%*        .80%       .55%
    ADMINISTRATION FEES:
    Annual fee before voluntary
      fee reductions (percentage
      of average net assets).....      .20%         .20%         .20%       .20%
    12b-1 FEES:
    Annual fee before voluntary
      fee reductions (percentage
      of average net assets).....      .25%         .25%         .25%       .25%
    Voluntary fee reductions.....  $61,778     $109,935      $37,660    $82,449
    FUND ACCOUNTING FEES.........  $ 9,939     $ 18,005      $ 6,974    $13,093
    TRANSFER AGENT FEES..........  $16,493     $ 20,944      $17,928    $10,360

---------

     *For the period of July 1, 1998 through October 23, 1998 the Investment Advisory fee was 1.10%, the effective date of the change to .99% was October 24, 1998.

5.   SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of the 1st Source Monogram Funds (the "Meeting") was held on October 16, 1998. The following proposals were approved by the following votes:

     Proposal #1: Approval of an Agreement and Plan of Reorganization and
                  Liquidation as a separate series of The Coventry Group, a Massachusetts business trust.

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1998
                                  (UNAUDITED)

FUND NAME:                           VOTES IN FAVOR    VOTES AGAINST    VOTES ABSTAINED
----------                           --------------    -------------    ---------------
Income Equity Fund.................    2,380,286             0              83,009
Diversified Equity Fund............    4,429,424             0              20,854
Special Equity Fund................    1,882,081             0              33,679
Income Fund........................    4,188,582             0              20,854

     Proposal #2a: Approval of a new Sub-Investment Advisory Agreement for the
                   Fund between 1st Source Bank and Standish, Ayer & Wood, Inc.

FUND NAME:                           VOTES IN FAVOR    VOTES AGAINST    VOTES ABSTAINED
----------                           --------------    -------------    ---------------
Diversified Equity Fund............    4,429,424             0              20,854

     Proposal #2b: Approval of a new Sub-Investment Advisory Agreement for the
                   Fund between 1st Source Bank and Loomis Sayles & Company,
                   L.P.

FUND NAME:                           VOTES IN FAVOR    VOTES AGAINST    VOTES ABSTAINED
----------                           --------------    -------------    ---------------
Diversified Equity Fund............    4,428,424             0              21,935

     Proposal #2c: Approval of a new Investment Advisory Agreement between The
                   Coventry Group on behalf of the Fund and 1st Source Bank.

FUND NAME:                           VOTES IN FAVOR    VOTES AGAINST    VOTES ABSTAINED
----------                           --------------    -------------    ---------------
Diversified Equity Fund............    4,428,343             0              21,935

     Proposal #2d: Approval of the adoption of a "multi-manager" arrangement for the Fund.

FUND NAME:                           VOTES IN FAVOR    VOTES AGAINST    VOTES ABSTAINED
----------                           --------------    -------------    ---------------
Diversified Equity Fund............    4,428,334             0              29,944

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                        INCOME EQUITY FUND                        DIVERSIFIED EQUITY FUND
                             -----------------------------------------   -----------------------------------------
                              SIX MONTHS     FOR THE        FOR THE       SIX MONTHS     FOR THE        FOR THE
                                ENDED       YEAR ENDED    PERIOD ENDED      ENDED       YEAR ENDED    PERIOD ENDED
                             DECEMBER 31,    JUNE 30,       JUNE 30,     DECEMBER 31,    JUNE 30,       JUNE 30,
                                 1998          1998         1997(a)          1998          1998         1997(a)
                             ------------   ----------    ------------   ------------   ----------    ------------
                             (UNAUDITED)                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $ 12.60       $ 12.28        $ 10.00        $ 13.31       $ 11.80        $ 10.00
                               -------       -------        -------        -------       -------        -------
INVESTMENT ACTIVITIES
  Net investment income
    (loss).................       0.14          0.27           0.20          (0.01)        (0.02)         (0.01)
  Net realized and
    unrealized gains
    (losses) on
    investments............      (0.44)         1.79           2.32          (0.10)         3.00           2.03
                               -------       -------        -------        -------       -------        -------
    Total from Investment
      Activities...........      (0.30)         2.06           2.52          (0.11)         2.98           2.02
                               -------       -------        -------        -------       -------        -------
DISTRIBUTIONS
  Net investment income....      (0.15)        (0.27)         (0.19)            --            --             --
  Net realized gains.......      (1.34)        (1.47)         (0.05)         (1.92)        (1.47)         (0.22)
                               -------       -------        -------        -------       -------        -------
    Total Distributions....      (1.49)        (1.74)         (0.24)         (1.92)        (1.47)         (0.22)
                               -------       -------        -------        -------       -------        -------
NET ASSET VALUE, END OF
  PERIOD...................    $ 10.81       $ 12.60        $ 12.28        $ 11.28       $ 13.31        $ 11.80
                               =======       =======        =======        =======       =======        =======
Total Return (excludes
  sales charge)............      (2.11)%(b)    18.15%         25.58%(b)      (0.41)%(b)    27.85%         20.42%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
    period (000)...........    $50,431       $52,450        $39,196        $91,542       $98,083        $74,990
  Ratio of expenses to
    average net assets.....       1.19%(c)      1.21%          1.37%(c)       1.43%(c)      1.48%          1.62%(c)
  Ratio of net investment
    income (loss) to
    average net assets.....       2.48%(c)      2.16%          2.38%(c)      (0.19)%(c)    (0.18)%        (0.10)%(c)
  Ratio of expenses to
    average net assets*....       1.44%(c)      1.46%          1.62%(c)       1.68%(c)      1.73%          1.87%(c)
  Ratio of net investment
    income (loss) to
    average net assets*....       2.23%(c)      1.91%          2.13%(c)      (0.44)%(c)    (0.43)%        (0.35)(c)
  Portfolio Turnover
    Rate...................      21.12%        70.46%         38.49%         77.93%        95.13%         76.54%

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.
(a) Commencement of operations of the Funds began September 25, 1996 and September 23, 1996, respectively.
(b)  Not annualized
(c)  Annualized

THE COVENTRY GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                        SPECIAL EQUITY FUND                             INCOME FUND
                             -----------------------------------------   -----------------------------------------
                              SIX MONTHS     FOR THE        FOR THE       SIX MONTHS     FOR THE        FOR THE
                                ENDED       YEAR ENDED    PERIOD ENDED      ENDED       YEAR ENDED    PERIOD ENDED
                             DECEMBER 31,    JUNE 30,       JUNE 30,     DECEMBER 31,    JUNE 30,       JUNE 30,
                                 1998          1998         1997(a)          1998          1998         1997(a)
                             ------------   ----------    ------------   ------------   ----------    ------------
                             (UNAUDITED)                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $  9.63       $  9.59        $ 10.00        $ 10.34       $ 10.13        $ 10.00
                               -------       -------        -------        -------       -------        -------
INVESTMENT ACTIVITIES
  Net investment income
    (loss).................       0.01            --             --           0.27          0.60           0.44
  Net realized and
    unrealized gains
    (losses) on
    investments............       0.23          0.17          (0.10)(d)       0.13          0.21           0.12
                               -------       -------        -------        -------       -------        -------
    Total from Investment
      Activities...........       0.24          0.17          (0.10)          0.40          0.81           0.56
                               -------       -------        -------        -------       -------        -------
DISTRIBUTIONS
  Net investment income....      (0.01)           **             **          (0.28)        (0.60)         (0.43)
  Net realized gains.......         --         (0.13)            --          (0.25)           --             --
  In excess of realized
    gains..................         --            --          (0.31)            --            --             --
                               -------       -------        -------        -------       -------        -------
    Total Distributions....      (0.01)        (0.13)         (0.31)         (0.53)        (0.60)         (0.43)
                               -------       -------        -------        -------       -------        -------
NET ASSET VALUE, END OF
  PERIOD...................    $  9.86       $  9.63        $  9.59        $ 10.21       $ 10.34        $ 10.13
                               =======       =======        =======        =======       =======        =======
Total Return (excludes
  sales charge)............       2.52%(b)      1.86%         (1.03)%(b)      3.95%(b)      8.24%          5.71%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of
    period (000)...........    $32,603       $35,441        $30,524        $66,044       $65,975        $54,789
  Ratio of expenses to
    average net assets.....       1.24%(c)      1.27%          1.39%(c)       0.91%(c)      0.92%          1.05%(c)
  Ratio of net investment
    income (loss) to
    average net assets.....       0.22%(c)      0.04%          0.05%(c)       5.16%(c)      5.90%          5.71%(c)
  Ratio of expenses to
    average net assets*....       1.49%(c)      1.52%          1.65%(c)       1.16%(c)      1.17%          1.30%(c)
  Ratio of net investment
    income (loss) to
    average net assets*....      (0.03)%(c)    (0.21)%        (0.21)%(c)      4.91%(c)      5.65%          5.46%(c)
  Portfolio Turnover
    Rate...................     144.36%       124.55%        152.81%        224.29%       208.32%        118.33%
                               -------       -------        -------        -------       -------        -------

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.
 **  Amount is less than $0.005
(a) Commencement of operations of the Funds began September 20, 1996, and September 24, 1996, respectively.
(b)  Not annualized
(c)  Annualized
(d) The amount shown, while mathematically determinable by the summation of amounts computed for as many periods during the year as shares were sold or repurchased, is also the balancing figure derived from the other figures in the statement and should be so computed. The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

                            A N N U A L  R E P O R T











                        [1ST SOURCE MONOGRAM FUNDS LOGO]




                        [1ST SOURCE MONOGRAM FUNDS LOGO]

INVESTMENT ADVISER

1ST SOURCE BANK

100 NORTH MICHIGAN STREET

SOUTH BEND, IN 46601
                                  SEMI-ANNUAL REPORT

DISTRIBUTOR                        DECEMBER 31, 1998

BISYS FUND SERVICES

3435 STELZER ROAD

COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A CURRENT PROSPECTUS.

2/99